Exhibit 6.8

CHANGE IN TERMS AGREEMENT

CNB Bank
202 W. Stevens
Carlsbad, New Mexico 88220-8856
(575)234-2500
ourcnb@ourcnb.com

LOAN NUMBER	ORIGINAL PRINCIPAL BALANCE	CURRENT PRINCIPAL BALANCE	ORIGINAL AGREEMENT DATE	AGREEMENT CHANGE DATE
77305042	$4,500,000.00	$3,635,877.91	September 4, 2019	September 9, 2022
DESCRIPTION OF THE EXISTING DEBT ("Existing Debt")				
Loan #77305042				

BORROWER INFORMATION

CARLSBAD BF, LLC
1000 WESTBANK DRIVE SUITE 4A
AUSTIN, TX 78746

INVESTMENT GRADE RE INCOME FUND LP
1470 E VALLEY ROAD UNIT 5295
SANTA BARBARA, CA 93108

AGREEMENT. This Change in Terms Agreement will be referred to as the "Agreement."

PARTIES. "Parties" means all Borrowers, Guarantors, Hypothecators and Cosigners signing this Agreement.

PARTY. "Party" means any Borrower, Guarantor, Hypothecator or Cosigner signing this Agreement.

EXISTING DEBT. "Existing Debt" refers to an instrument executed on September 4, 2019 in the original principal amount of $4,500,000.00 with a remaining balance due of $3,635,877.91 and a maturity date of 3/1/2041.

LENDER. The term "Lender" means CNB Bank whose address is 202 W. Stevens, Carlsbad, New Mexico 88220-8856 , its successors and assigns.

SECURITY TO AGREEMENT. Security (the "Collateral") for the Agreement is granted pursuant to the following security document(s):

- 1st REM 2110 Parakeet Lane Carlsbad, NM 88220
  Not in FLood Zone.

TERMS AND PROVISIONS. In consideration of the terms and provisions contained in this Agreement and in the instruments evidencing the Existing Debt and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the Parties agree to the following provisions: Re-Amortize loan balance over 20 years. Extend maturity date to September 01, 2042.
New loan balance will be $3,350,000.00 with P&I payments of $23,044 beginning October 01, 2022.
Change interest rate to WSJ Prime + 0%, for an initial rate of 5.50%, adjusting every 5 years with a floor of 5.50%.
Change borrower on the Note to Investment Grade RE Income Fund LP and delete Carlsbad BF, LLC.
Change guarantors to Jason E. Luhan, Jennifer E. Luhan, William J. Levy, Laura S. Levy, Brent R. Peus, and Elizabeth Peus.
Remove Steven Bell and Kevin A. Fleming as Guarantors.

RATIFICATION AND CONTINUED VALIDITY. Consent to this Agreement does not waive the right to strictly enforce any rights under this Agreement or the instruments evidencing the Existing Debt. Consent to this Agreement does not require the Parties to enter into another agreement like this one in the future. The Parties and Lender agree that this Agreement shall not be construed as a novation or extinguishment of the Existing Debt, but a restatement of the Existing Debt with modifications.

PARAGRAPH HEADINGS; SINGULAR AND PLURAL TERMS. Paragraph headings of this Agreement are solely for the convenience of the Parties and shall not be used to interpret this Agreement. Whenever used, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. Collect Interest of $5,478.72, Loan Modification Fee of $275, Bank Servicing Fee of $720, and Principal Payment of $285,877.91 for a Total of $292,351.66 to be paid by Investment Grade RE Income Fund LP. Notwithstanding anything herein to the contrary and for avoidance of doubt, Carlsbad BF, LLC (as borrower) and Kevin A. Fleming and William S. Bell (as guarantors) are hereby released from liability under the Existing Debt and all instruments evidencing the Existing Debt. The new borrower and guarantors shall be solely liable for all payments, liabilities and obligations under the Existing Debt and all instruments evidencing the Existing Debt.

By signing this Agreement, each Borrower acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

CARLSBAD BF, LLC

By: WILLIAM STEVEN BELL Date	*Kevin A Fleming* Sep 9, 2022 By: KEVIN A FLEMING Date
Its: Managing Member	Its: Managing Member

INVESTMENT GRADE RE INCOME FUND LP

By: WILLIAM J LEVY Date
Its: President

By signing this Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

CNB Bank

9.9.2020

By: Jaclyn D. Fierro Date
Its: VP - Loans

By signing this Agreement, each Borrower acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

CARLSBAD [illegible] LLC

By: WILLIAM STEVEN BELL Date
Its: Managing Member

By: KEVIN A FLEMING Date
Its: Managing Member

INVESTMENT GRADE RE INCOME FUND LP

By: WILLIAM J LEVY Date
Its: President

By signing this Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

CNB Bank

9/9/2020

By: Jaclyn D. Fierro Date
Its: VP - Loans

CSi

CERTIFICATION OF BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS

CNB Bank
202 W. Stevens
Carlsbad, New Mexico 88220-8856
(575)234-2500
ourcnb@ourcnb.com

LOAN NUMBER	DATE	
77305042	September 9, 2022	

I. GENERAL INSTRUCTIONS

What is this form?

To help the government fight financial crime, Federal regulation requires certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (*i.e.*, the beneficial owners) helps law enforcement investigate and prosecute these crimes.

Who has to complete this form?

This form must be completed by the person opening a new account on behalf of a legal entity with any of the following U.S. financial institutions: (i) a bank or credit union; (ii) a broker or dealer in securities; (iii) a mutual fund; (iv) a futures commission merchant; or (v) an introducing broker in commodities.

For the purposes of this form, a **legal entity** includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. **Legal entity** does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf.

What information do I have to provide?

This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of Non-U.S. Persons) for the following individuals (*i.e.*, the **beneficial owners**):

(i) Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer (*e.g.*, each natural person that owns 25 percent or more of the shares of a corporation); **and**

(ii) An individual with significant responsibility for managing the legal entity customer (*e.g.*, a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of "beneficial owner" may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections (*e.g.*, the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (*i.e.*, one individual under section (ii) and four 25 percent equity holders under section (i)).

The financial institution may also ask to see a copy of a driver's license or other identifying document for each beneficial owner listed on this form.

II. CERTIFICATION OF BENEFICIAL OWNER(S)

Persons opening an account on behalf of a legal entity must provide the following information:

a. *Name and Title of Natural Person Opening Account:*
William J Levy, President

b. *Name, Type, and Address of Legal Entity for Which the Account is Being Opened:*
INVESTMENT GRADE RE INCOME FUND LP
Limited Liability Company
1470 E VALLEY ROAD UNIT 5295
SANTA BARBARA, CA 93108

RESOLUTION
LIMITED LIABILITY PARTNERSHIP

CNB Bank
202 W. Stevens
Carlsbad, New Mexico 88220-8856
(575)234-2500
ourcnb@ourcnb.com

LOAN NUMBER	RESOLUTION DATE
77305042	September 9, 2022

LIMITED LIABILITY PARTNERSHIP INFORMATION

INVESTMENT GRADE RE INCOME FUND LP
1470 E VALLEY ROAD UNIT 5295
SANTA BARBARA, CA 93108

GUARANTEED BORROWER INFORMATION

INVESTMENT GRADE RE INCOME FUND LP
1470 E VALLEY ROAD UNIT 5295
SANTA BARBARA, CA 93108

By signing below, we certify to CNB Bank ("Lender") that: we are all the partners of the above named Limited Liability Partnership ("Partnership"); a Certificate of the Partnership, a qualification or registration statement and any required annual report has been duly filed as required by law in the State of California; filed at the appropriate governmental office on September 27, 2019; our execution of this Resolution is permitted and in accordance with any Partnership Agreement as in effect at the date of this Resolution to the Lender and it properly reflects our status as a Partnership; the Lender may rely upon our certification as to our authority to execute this Resolution and to make the representations in this Resolution; provided below are the correct titles and names and the genuine signatures of the persons authorized to exercise the powers provided in the Resolution ("Authorized Signers") and we have the power and authority to make this certification and to execute this Resolution.

IT IS RESOLVED:

The Authorized Signers shall possess the powers indicated as contained in this Resolution. Each power has a designated Authority Code that indicates the powers available to each Authorized Signer.

NAME/TITLE	SIGNATURE	AUTHORITY CODE/LIMITATIONS
WILLIAM J LEVY President	DocuSigned by: 01772320A7CA4EF...	L1, L2, L3, L4, L5, L6, L7, L8

BORROW MONEY. [Authority Code - L1] As in their judgment, to borrow from time to time from Lender, on such terms as may be agreed upon between the Partnership and Lender, such sum or sums of money without limitation.

Number of signers required: 1

EXECUTE NOTES. [Authority Code - L2] To execute and deliver to Lender the promissory note(s), or other evidence of credit accommodations of the Partnership, on Lender's forms, at such rates of interest and on such terms as may be agreed upon evidencing the sums of money so borrowed or any indebtedness of the Partnership to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Number of signers required: 1

GRANT SECURITY. [Authority Code - L3] To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed including any amendments to or modifications, renewals, and extensions of such promissory notes, or any other or further indebtedness of the Partnership or any third party to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Partnership or in which the Partnership now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Partnership. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

Number of signers required: 1

EXECUTE SECURITY DOCUMENTS. [Authority Code - L4] To execute and deliver to Lender the forms of mortgage, deed of trust, pledge, agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which liens and encumbrances, or any of them are given; and also to execute and deliver to Lender any authorizations and other written instruments, any chattel paper, or any other

collateral, of any kind or nature, which they may at their discretion deem reasonably necessary or proper in connection with or pertaining to the giving and perfecting of liens and encumbrances.

Number of signers required: 1

NEGOTIATE ITEMS. [Authority Code - L5] To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Partnership in which the Partnership may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Partnership with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Number of signers required: 1

ADVANCE UNDER LINE OF CREDIT. [Authority Code - L6] In the case of lines of credit, to designate additional or alternative individuals as being authorized to request advances thereunder, and in all cases, to perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, (including agreements waiving the right to a trial by jury) as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The person indicated herein are currently authorized to request advances and authorize payments under the line of credit until Lender receives written notice or revocation of their authority.

Number of signers required: 1

GUARANTEE INDEBTEDNESS. [Authority Code - L7] To give the guarantee of this Partnership for the debts of the Guaranteed Borrower to Lender, from time to time, on Lender's forms and upon such terms as this Partnership, Guaranteed Borrower, and Lender may deem necessary.

Number of signers required: 1

ENTER INTO LEASE AGREEMENTS. [Authority Code - L8] To enter into any form of personal property or fixture lease with Lender, upon such terms as this Partnership and Lender may agree.

Number of signers required: 1

IT IS FURTHER RESOLVED THAT:

AUTHORIZED SIGNER'S POWERS. Authorized Signers are authorized to make any and all other contracts, agreements, stipulations, and orders which the Authorized Signers may deem advisable for the effective exercise of their powers.

SIGNATURES. The Lender shall be indemnified and held harmless by the Partnership for any claims, expenses, damages or attorney fees resulting from the honoring of any signature, authorized by this Resolution, or refusing to honor any signature not so authorized, regardless of whether or not such signature was genuine, if such signature reasonably resembles the specimen provided to the Lender. The Lender shall also be permitted to rely upon non-signature security and verification codes which it provides to or receives from an Authorized Signer and shall be indemnified and held harmless by the Partnership for any claims, expenses, damages or attorney fees resulting from their use.

IMPROPER ENDORSEMENT. Any negotiable instrument, check, draft, or order for the payment of moneys not clearly endorsed by the Authorized Signer may be returned to the Partnership by the Lender. The Lender, in its sole discretion, alternatively may endorse on behalf of the Partnership any negotiable instrument, check, draft, or order for the payment of money not clearly endorsed in order to facilitate collection. Lender shall have no liability for any delay in the presentment or return of any negotiable instrument, check, draft, or order for the payment of money which is not properly endorsed.

DISPOSITION OF FUNDS. When withdrawal or transfer powers are granted to an Authorized Signer, the Lender is directed and authorized to act upon and honor withdrawal or transfer instructions issued and to honor, pay, transfer from and charge to any depository account(s) of the Partnership, all negotiable instruments, checks, drafts, or orders for the payment of money so drawn when signed consistent with the Resolution without inquiring as to the disposition of the proceeds or the circumstances surrounding the issuance of the negotiable instrument, check or order for the payment of money involved, whether such negotiable instruments, checks, drafts, or orders for the payment of money are payable to the order of, or endorsed or negotiated by any Authorized Signer signing them or any Authorized Signer in their individual capacities or not, and whether they are deposited to the individual credit of or tendered in payment of the individual obligation or account of any Authorized Signer signing them or of any other Authorized Signer.

PRIOR ENDORSEMENTS. All negotiable instruments, checks, drafts, or orders for the payment of money deposited with prior endorsements are guaranteed by the Partnership.

PRE-RESOLUTION TRANSACTIONS. All actions by Authorized Signers in accordance with this Resolution but before the adoption of this Resolution are approved, ratified, adopted and confirmed by the Partnership.

WARRANTY. The Lender may rely upon the certification as to the authority of the Partnership to execute this Resolution and make the representations in this Resolution.

NOTIFICATION OF CHANGES. The Partnership shall notify Lender in writing at its address shown above in advance of any changes which would affect the validity of any matter certified in this Resolution.

REVOCATION AND MODIFICATION. An act ("Act") to modify, terminate, amend or replace this Resolution will not immediately affect the ability of the Lender to rely upon this Resolution. The Act shall not affect any action by the Lender in reliance on this Resolution before the date the Act becomes effective as set forth in the next sentence. An Act will not become effective until all of the following occur: (a) Lender receives written notification of the Act in form and substance satisfactory to Lender and (b) the Lender has had a reasonable period of time to act upon such notification. Until the Act in effective, this Resolution shall remain in full force and bind the Partnership, its legal representatives, heirs, successors and assigns.

FACSIMILE SIGNATURES. The Lender shall be entitled to honor and charge the Partnership for all such negotiable instrument, checks, drafts, or other orders for payment of money drawn in the name of the Partnership, on its regular accounts, including an order for electronic debit, whether by electronic tape or otherwise, regardless of by whom or by what means facsimile signatures or other non-manual signature (collectively, "Facsimile Signatures") may have been affixed, or electronically communicated, if such Facsimile Signatures resembles the specimens duly certified to or filed with the Lender for any of the named Authorized Signers, regardless of whether any misuse is with or without the negligence of the Partnership. The Partnership agrees that the duty of maintaining the security of any such Facsimile Signatures or device by which it is affixed is solely that of the Partnership.

IN WITNESS WHEREOF, we have hereunto subscribed our names as Partners and hereby acknowledge that the above Authorized Signer has authority to exercise the powers provided in this Resolution on September 9, 2022.

9/9/22

WILLIAM J LEVY Date

ASSUMPTION AGREEMENT

This Assumption Agreement is made and entered into this 9th day of September, 2022, by and between **CNB Bank**, a State Bank Corporation f/k/a The Carlsbad National Bank, hereinafter called the "Bank," and Carlsbad BF, LLC, hereinafter called "Borrower", and Investment Grade RE Income Fund LP, hereinafter call "Purchaser."

WHEREAS, Borrower is presently indebted to the Bank in the sum of Three million, Three hundred Fifty Thousand Dollars ($3,350,000.00), together with interest at the rate of 5.50% per cent annum, as evidenced by a Promissory Note, dated September 4, 2019, secured by a Real Estate Mortgage of even date therewith recorded in Book 1127, Page 0903, of the records of Eddy County, New Mexico and

WHEREAS, Borrower is desirous of selling and conveying and Purchaser is desirous of purchasing and obtaining property covered by the aforesaid Real Estate Mortgage, subject to the same,

NOW, THERFORE, in consideration of the mutual covenants and agreement hereinafter set forth, the parties hereto agree as follows:

1. The Bank consents to the transfer of the property covered by the afore- said Real Estate Mortgage, subject to the same, and to forbear declaring a default thereunder by reason of said transfer.
2. Borrower and Purchaser agree to transfer the property covered by the aforesaid Real Estate Mortgage subject to the same.
3. Purchaser assumes and agrees to pay the indebtedness of Borrower to the Bank, hereinabove more particularly described, according to the terms and conditions of the aforesaid Promissory Note and Real Estate Mortgage, which terms and conditions are incorporated herein by reference.
4. From and after the full execution of this Agreement (1) Borrower, Kevin A. Fleming and William S. Bell (as guarantors) shall be fully released from all liability and responsibility under the aforesaid Promissory Note, Real Estate Mortgage and all related loan documents (including any guaranty agreements) and (2) Purchaser shall be solely liable for all payments, liabilities and obligations under the Promissory Note, Real Estate Mortgage and any other related loan documents.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 9th day of September, 2022.

CNB Bank
By ____________________
Jaclyn Fierro

____
Borrower: Carlsbad BF, LLC By: William S. Bell

____
Borrower: Carlsbad BF, LLC By: Kevin A. Fleming

____
Purchaser: Investment Grade RE Income Fund LP By: William J. Levy

____

STATE OF New Mexico)
SS.

COUNTY OF Eddy)

The Foregoing Instrument was acknowledged before me this 9th day of September, 2022 by Jaclyn Fierro, Vice President/Loans of CNB Bank, a State Bank Corporation f/n/a The Carlsbad National Bank.

My Commission Expires: 09-17-2022

Notary Public

STATE OF NEW MEXICO
NOTARY PUBLIC
BECKY GARCIA
COMMISSION # 1123248
EXPIRATION DATE 9/17/2022

STATE OF NM)
SS.
COUNTY OF Eddy)

The Foregoing Instrument was acknowledged before me this 9th day of September, 2022, by William S. Bell.

My Commission Expires: 01/02/2023

Notary Public

RANDI BELL
Notary Public, State of Texas
Comm. Expires 01-02-2023
Notary ID 124003890

STATE OF Texas)
SS.
COUNTY OF Travis)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by Kevin A. Fleming.

My Commission Expires: ________________

Notary Public

STATE OF ________________)
SS.
COUNTY OF ________________)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by William J. Levy.

My Commission Expires: ________________

Notary Public

ASSUMPTION AGREEMENT

This Assumption Agreement is made and entered into this 9th day of September, 2022, by and between **CNB Bank**, a State Bank Corporation f/n/a The Carlsbad National Bank, hereinafter called the "Bank," and Carlsbad BF, LLC, hereinafter called "Borrower", and Investment Grade RE Income Fund LP, hereinafter call "Purchaser."

WHEREAS, Borrower is presently indebted to the Bank in the sum of Three million, Three hundred Fifty Thousand Dollars ($3,350,000.00), together with interest at the rate of 5.50% per cent annum, as evidenced by a Promissory Note, dated September 4, 2019, secured by a Real Estate Mortgage of even date therewith recorded in Book 1127, Page 0903, of the records of Eddy County, New Mexico and

WHEREAS, Borrower is desirous of selling and conveying and Purchaser is desirous of purchasing and obtaining property covered by the aforesaid Real Estate Mortgage, subject to the same,

NOW, THERFORE, in consideration of the mutual covenants and agreement hereinafter set forth, the parties hereto agree as follows:

1. The Bank consents to the transfer of the property covered by the afore- said Real Estate Mortgage, subject to the same, and to forbear declaring a default thereunder by reason of said transfer.
2. Borrower and Purchaser agree to transfer the property covered by the aforesaid Real Estate Mortgage subject to the same.
3. Purchaser assumes and agrees to pay the indebtedness of Borrower to the Bank, hereinabove more particularly described, according to the terms and conditions of the aforesaid Promissory Note and Real Estate Mortgage, which terms and conditions are incorporated herein by reference.
4. From and after the full execution of this Agreement (1) Borrower, Kevin A. Fleming and William S. Bell (as guarantors) shall be fully released from all liability and responsibility under the aforesaid Promissory Note, Real Estate Mortgage and all related loan documents (including any guaranty agreements) and (2) Purchaser shall be solely liable for all payments, liabilities and obligations under the Promissory Note, Real Estate Mortgage and any other related loan documents.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 9th day of September, 2022

CNB Bank

By ______________________

Jaclyn Fierro

____

Borrower: Carlsbad BF, LLC By: William S. Bell

____

Borrower: Carlsbad BF, LLC By: Kevin A. Fleming

____

Purchaser: Investment Grade RE Income Fund LP By: William J. Levy

____

STATE OF New Mexico)
SS.

COUNTY OF Eddy)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by Jaclyn Fierro, Vice President/Loans of CNB Bank, a State Bank Corporation f/n/a The Carlsbad National Bank.

My Commission Expires:

______________________ Notary Public

____

STATE OF ________________)
SS.
COUNTY OF ______________)

The Foregoing Instrument was acknowledged before me this 9th day of September 2022, by William S. Bell.

My Commission Expires: 01/02/2023

RBell
Notary Public

RANDI BELL
Notary Public, State of Texas
Comm. Expires 01-02-2023
Notary ID 124003890

STATE OF Texas)
SS.
COUNTY OF Travis)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by Kevin A. Fleming.

My Commission Expires:

______________________ Notary Public

____

STATE OF ________________)
SS.
COUNTY OF ______________)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by William J. Levy.

My Commission Expires:

______________________ Notary Public

____

ASSUMPTION AGREEMENT

This Assumption Agreement is made and entered into this 9th day of September, 2022, by and between **CNB Bank**, a State Bank Corporation f/n/a The Carlsbad National Bank, hereinafter called the "Bank," and Carlsbad BF, LLC, hereinafter called "Borrower", and Investment Grade RE Income Fund LP, hereinafter call "Purchaser."

WHEREAS, Borrower is presently indebted to the Bank in the sum of Three million, Three hundred Fifty Thousand Dollars ($3,350,000.00), together with interest at the rate of 5.50% per cent annum, as evidenced by a Promissory Note, dated September 4, 2019, secured by a Real Estate Mortgage of even date therewith recorded in Book 1127, Page 0903, of the records of Eddy County, New Mexico and

WHEREAS, Borrower is desirous of selling and conveying and Purchaser is desirous of purchasing and obtaining property covered by the aforesaid Real Estate Mortgage, subject to the same,

NOW, THERFORE, in consideration of the mutual covenants and agreement hereinafter set forth, the parties hereto agree as follows:

1. The Bank consents to the transfer of the property covered by the afore- said Real Estate Mortgage, subject to the same, and to forbear declaring a default thereunder by reason of said transfer.

2. Borrower and Purchaser agree to transfer the property covered by the aforesaid Real Estate Mortgage subject to the same.

3. Purchaser assumes and agrees to pay the indebtedness of Borrower to the Bank, hereinabove more particularly described, according to the terms and conditions of the aforesaid Promissory Note and Real Estate Mortgage, which terms and conditions are incorporated herein by reference.

4. From and after the full execution of this Agreement (1) Borrower, Kevin A. Fleming and William S. Bell (as guarantors) shall be fully released from all liability and responsibility under the aforesaid Promissory Note, Real Estate Mortgage and all related loan documents (including any guaranty agreements) and (2) Purchaser shall be solely liable for all payments, liabilities and obligations under the Promissory Note, Real Estate Mortgage and any other related loan documents.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 9th day of September, 2022

CNB Bank

By ______________________________

Jaclyn Fierro

____

Borrower: Carlsbad BF, LLC By: William S. Bell

[signature] 9/9/22

Borrower: Carlsbad BF, LLC By: Kevin A. Fleming

____

Purchaser: Investment Grade RE Income Fund LP By: William J. Levy

____

STATE OF New Mexico)
SS.
COUNTY OF Eddy)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by Jaclyn Fierro, Vice President/Loans of CNB Bank, a State Bank Corporation f/n/a The Carlsbad National Bank.

My Commission Expires: ____________________ Notary Public

____

STATE OF ________________)
SS.
COUNTY OF ________________)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by William S. Bell.

My Commission Expires: ____________________ Notary Public

____

STATE OF ________________)
SS.
COUNTY OF ________________)

The Foregoing Instrument was acknowledged before me this 9th day of September 2022 by Kevin A. Fleming.

My Commission Expires: RBell Notary Public

01/02/2023

RANDI BELL
Notary Public, State of Texas
Comm. Expires 01-02-2023
Notary ID 124003890

STATE OF Texas)
SS.
COUNTY OF Travis)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by William J. Levy.

My Commission Expires: ____________________ Notary Public

____

ASSUMPTION AGREEMENT

This Assumption Agreement is made and entered into this 9th day of September, 2022, by and between **CNB Bank**, a State Bank Corporation f/n/a The Carlsbad National Bank, hereinafter called the "Bank," and Carlsbad BF, LLC, hereinafter called "Borrower", and Investment Grade RE Income Fund LP, hereinafter call "Purchaser."

WHEREAS, Borrower is presently indebted to the Bank in the sum of Three million, Three hundred Fifty Thousand Dollars ($3,350,000.00), together with interest at the rate of 5.50% per cent annum, as evidenced by a Promissory Note, dated September 4, 2019, secured by a Real Estate Mortgage of even date therewith recorded in Book 1127, Page 0903, of the records of Eddy County, New Mexico and

WHEREAS, Borrower is desirous of selling and conveying and Purchaser is desirous of purchasing and obtaining property covered by the aforesaid Real Estate Mortgage, subject to the same,

NOW, THERFORE, in consideration of the mutual covenants and agreement hereinafter set forth, the parties hereto agree as follows:

1. The Bank consents to the transfer of the property covered by the afore- said Real Estate Mortgage, subject to the same, and to forbear declaring a default thereunder by reason of said transfer.

2. Borrower and Purchaser agree to transfer the property covered by the aforesaid Real Estate Mortgage subject to the same.

3. Purchaser assumes and agrees to pay the indebtedness of Borrower to the Bank, hereinabove more particularly described, according to the terms and conditions of the aforesaid Promissory Note and Real Estate Mortgage, which terms and conditions are incorporated herein by reference.

4. From and after the full execution of this Agreement (1) Borrower, Kevin A. Fleming and William S. Bell (as guarantors) shall be fully released from all liability and responsibility under the aforesaid Promissory Note, Real Estate Mortgage and all related loan documents (including any guaranty agreements) and (2) Purchaser shall be solely liable for all payments, liabilities and obligations under the Promissory Note, Real Estate Mortgage and any other related loan documents.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this day of 9/9/22, 20

CNB Bank

By ______________________

Jaclyn Fierro

____

Borrower: Carlsbad BF, LLC By: William S. Bell

____

Borrower: Carlsbad BF, LLC By: Kevin A. Fleming

____

Purchaser: Investment Grade RE Income Fund LP By: William J. Levy

____

STATE OF New Mexico)
SS.
COUNTY OF Eddy)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by Jaclyn Fierro, Vice President/Loans of CNB Bank, a State Bank Corporation f/n/a The Carlsbad National Bank.

My Commission Expires:

______________________ Notary Public

____

STATE OF ________________)
SS.
COUNTY OF ______________)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by William S. Bell.

My Commission Expires:

______________________ Notary Public

____

STATE OF ________________)
SS.
COUNTY OF ______________)

The Foregoing Instrument was acknowledged before me this ________ day of ______________, ______, by Kevin A. Fleming.

My Commission Expires:

______________________ Notary Public

____

STATE OF CALIFORNIA)
SS.
COUNTY OF SANTA BARBARA

The Foregoing Instrument was acknowledged before me this 9 day of SEPTEMBER 2022 by William J. Levy.

My Commission Expires:

[signature] Notary Public

NOVEMBER 2, 2023

AARON MICHAEL FREEMAN
Notary Public - California
Santa Barbara County
Commission # 2311245
My Comm. Expires Nov 2, 2023

By signing this Agreement, each Borrower acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

CARLSBAD BF, LLC

By: WILLIAM STEVEN BELL Date
Its: Managing Member

By: KEVIN A FLEMING Date
Its: Managing Member

INVESTMENT GRADE RE INCOME FUND LP

9/9/22

By: WILLIAM J LEVY Date
Its: President

By signing this Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

CNB Bank

9/9/22

By: Jaclyn D. Fierro Date
Its: VP - Loans